SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 6, 2018.

MFS® Utilities Series
Initial Class & Service Class Shares

Effective August 1, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Claud Davis	2014	Investment Officer of MFS
J. Scott Walker	2017	Investment Officer of MFS
Effective August 1, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
Claud Davis	Portfolio Manager	Employed in the investment area of MFS since 1994
J. Scott Walker	Portfolio Manager	Employed in the investment area of MFS since 2008
1036965                                 1                           VUF-SUP-I-120618